UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 2, 2018

Workday, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware	001-35680	20-2480422
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6230 Stoneridge Mall Road, Pleasanton, California		94588
(Address of Principal Executive Offices)		(Zip Code)

(925) 951-9000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.

On January 2, 2018, Workday, Inc., a Delaware corporation (“Workday”) entered into those certain First Supplemental Indentures (each a “First Supplemental Indenture” and collectively, the “First Supplemental Indentures”) with Wells Fargo Bank, National Association, as trustee (“Wells Fargo”). Pursuant to the First Supplemental Indentures, (1) Workday’s 0.75% Convertible Senior Notes due 2018 (the “2018 Notes”), issued pursuant to an Indenture, dated as of June 17, 2013 (the “Original 2018 Indenture,” as supplemented by the First Supplemental Indenture, the “2018 Indenture”) between Workday and Wells Fargo, shall be convertible into cash and shares of Class A Common Stock, if any, in accordance with the terms of the 2018 Indenture, (2) Workday’s 1.50% Convertible Senior Notes due 2020 (the “2020 Notes”), issued pursuant to an Indenture, dated as of June 17, 2013 (the “Original 2020 Indenture,” as supplemented by the First Supplemental Indenture, the “2020 Indenture”) between Workday and Wells Fargo, shall be convertible into cash and shares of Class A Common Stock, if any, in accordance with the terms of the 2020 Indenture, and (3) Workday’s 0.25% Convertible Senior Notes due 2022 (the “2022 Notes”), issued pursuant to an Indenture, dated as of September 15, 2017 (the “Original 2022 Indenture,” as supplemented by the First Supplemental Indenture, the “2022 Indenture”) between Workday and Wells Fargo, shall be convertible into cash and shares of Class A Common Stock, if any, in accordance with the terms of the 2020 Indenture. The Original 2018 Indenture, the Original 2020 Indenture and the Original 2022 Indenture are collectively referred to herein as the “Original Indentures”.

The First Supplemental Indentures were entered into pursuant to Section 10.01(j) of each of the Original Indentures, whereby Workday may, without the consent of any note holder, from time to time and at any time enter into an indenture or indentures supplemental thereto to conform the provisions of the Original Indentures to the “Description of Notes” section of the Offering Memorandums under which the 2018 Notes, the 2020 Notes and the 2022 Notes were offered. The First Supplemental Indentures correct a reference from “calendar quarter” to “fiscal quarter” in connection with the procedures under which the 2018 Notes, the 2020 Notes or the 2022 Notes may be surrendered for conversion. This change does not have a material impact on conversion calculations.

The foregoing description of the 2018 Original Indenture, 2020 Original Indenture and 2022 Original Indenture and the First Supplemental Indentures is not complete and is qualified in its entirety by reference to the 2018 Original Indenture and 2020 Original Indenture, filed as Exhibit 4.1 to the Current Report on Form 8-K filed by Workday on June 17, 2013, the 2022 Original Indenture, filed as Exhibit 4.1 to the Current Report on Form 8-K filed by Workday on September 15, 2017, and the First Supplemental Indentures, attached as Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4 to this Current Report on Form 8-K, each of which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description
4.2	Supplemental Indenture to the 2018 Indenture dated January 2, 2018 between Workday, Inc. and Wells Fargo Bank, National Association.
4.3	Supplemental Indenture to the 2020 Indenture dated January 2, 2018 between Workday, Inc. and Wells Fargo Bank, National Association.
4.4	Supplemental Indenture to the 2022 Indenture dated January 2, 2018 between Workday, Inc. and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2018	WORKDAY, INC.

	By:	/s/ James P. Shaughnessy
	Name:	James P. Shaughnessy
	Title:	Senior Vice President, General Counsel and Secretary